EXHIBIT 13.1

CERTIFICATION

In connection with the Annual Report of Hailiang Education Group Inc. (the “Company”) on Form 20-F for the year ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ming Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2015

By:	/s/ Ming Wang
Name: Ming Wang
Title: Chief Executive Officer